Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2024

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	4Q 2024	YTD 2024	1Q 2025	Full-Year 2025

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	($5,044)	$89,585	--	--
Net income/(loss) attributable to common stockholders	($6,241)	$84,750	--	--
Income/(loss) per weighted average common share, diluted	($0.02)	$0.26	$0.24 to $0.26	$0.56 to $0.66

Per Share Metrics
FFO per common share and unit, diluted	$0.48	$2.29	$0.60 to $0.62	$2.45 to $2.55
FFO as Adjusted per common share and unit, diluted	$0.63	$2.48	$0.60 to $0.62	$2.45 to $2.55
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.54	$2.19
Dividend declared per share and unit	$0.425	$1.70	$0.43	$1.72 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Straight-line basis)	2.5%	2.3%	--	1.25% to 3.25%
Expense growth	3.4%	4.3%	--	2.75% to 4.25%
NOI growth/(decline) (Straight-line basis)	2.1%	1.5%	--	0.50% to 3.00%
Physical Occupancy	96.8%	96.8%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	54,215	162	90.7%
Stabilized, Non-Mature	693	3	1.0%
Development	415	2	0.5%
Non-Residential / Other	N/A	N/A	1.9%
Joint Venture (3)	4,424	18	4.9%
Total completed homes	59,747	185	99.0%
Held for Disposition	373	2	1.0%
Under Development	-	-	-
Total Quarter-end homes (3)(4)	60,120	187	100.0%

Balance Sheet Metrics (adjusted for non-recurring items)	4Q 2024	4Q 2023
Consolidated Interest Coverage Ratio	5.1x	5.1x
Consolidated Fixed Charge Coverage Ratio	5.0x	5.0x
Consolidated Debt as a percentage of Total Assets	32.7%	32.9%
Consolidated Net Debt-to-EBITDAre	5.5x	5.6x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2025.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 7,633 homes that are part of the Debt and Preferred Equity Program as described in Attachment 10(B).

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2024	2023	2024	2023

REVENUES:
Rental income (2)	$420,440	$410,894	$1,663,525	$1,620,658
Joint venture management and other fees	2,288	2,379	8,317	6,843
Total revenues	422,728	413,273	1,671,842	1,627,501

OPERATING EXPENSES:
Property operating and maintenance	72,167	68,442	292,572	273,736
Real estate taxes and insurance	57,269	58,562	232,130	232,152
Property management	13,665	13,354	54,065	52,671
Other operating expenses	9,613	8,320	30,416	20,222
Real estate depreciation and amortization	165,446	170,643	676,068	676,419
General and administrative	25,469	20,838	84,305	69,929
Casualty-related charges/(recoveries), net	6,430	(224)	15,179	3,138
Other depreciation and amortization	6,381	4,397	19,405	15,419
Total operating expenses	356,440	344,332	1,404,140	1,343,686

Gain/(loss) on sale of real estate owned	-	25,308	16,867	351,193
Operating income	66,288	94,249	284,569	635,008

Income/(loss) from unconsolidated entities (2)	8,984	(20,219)	20,235	4,693
Interest expense	(49,625)	(47,347)	(195,712)	(180,866)
Interest income and other income/(expense), net (3)	(30,858)	9,371	(12,336)	17,759

Income/(loss) before income taxes	(5,211)	36,054	96,756	476,594
Tax (provision)/benefit, net	(312)	(93)	(879)	(2,106)

Net Income/(loss)	(5,523)	35,961	95,877	474,488
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	490	(2,967)	(6,246)	(30,104)
Net (income)/loss attributable to noncontrolling interests	(11)	(8)	(46)	(31)

Net income/(loss) attributable to UDR, Inc.	(5,044)	32,986	89,585	444,353
Distributions to preferred stockholders - Series E (Convertible)	(1,197)	(1,222)	(4,835)	(4,848)

Net income/(loss) attributable to common stockholders	$(6,241)	$31,764	$84,750	$439,505

Income/(loss) per weighted average common share - basic:	($0.02)	$0.10	$0.26	$1.34
Income/(loss) per weighted average common share - diluted:	($0.02)	$0.10	$0.26	$1.34

Common distributions declared per share	$0.425	$0.42	$1.70	$1.68

Weighted average number of common shares outstanding - basic	329,854	328,558	329,290	328,765
Weighted average number of common shares outstanding - diluted	331,244	328,825	330,116	329,104

(1)	See Attachment 14 for definitions and other terms.
(2)	As of December 31, 2024, UDR's residential accounts receivable balance, net of its reserve, was $5.9 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.
(3)	During the three months ended December 31, 2024, UDR recorded a $37.3 million non-cash loan reserve related to its joint venture loan investment in 1300 Fairmount.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2024	2023	2024	2023

Net income/(loss) attributable to common stockholders	$(6,241)	$31,764	$84,750	$439,505

Real estate depreciation and amortization	165,446	170,643	676,068	676,419
Noncontrolling interests	(479)	2,975	6,292	30,135
Real estate depreciation and amortization on unconsolidated joint ventures	12,799	13,293	53,727	42,622
Impairment loss from unconsolidated joint ventures	-	-	8,083	-
Net (gain)/loss on consolidation	-	24,257	-	24,257
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	-	(25,223)	(16,867)	(349,993)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$171,525	$217,709	$812,053	$862,945

Distributions to preferred stockholders - Series E (Convertible) (2)	1,197	1,222	4,835	4,848

FFO attributable to common stockholders and unitholders, diluted	$172,722	$218,931	$816,888	$867,793

FFO per weighted average common share and unit, basic	$0.49	$0.62	$2.30	$2.46
FFO per weighted average common share and unit, diluted	$0.48	$0.61	$2.29	$2.45

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	353,237	353,076	353,283	351,175
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	357,442	356,252	356,957	354,422

Impact of adjustments to FFO:
Variable upside participation on preferred equity investment, net	$-	$-	$-	$(204)
Legal and other costs	6,320	3,763	13,315	2,869
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	(3,406)	(2,872)	(8,019)	(3,051)
Severance costs	6,006	4,164	10,556	4,164
Provision for loan loss (3)	37,271	-	37,271	-
Casualty-related charges/(recoveries)	6,430	(224)	15,179	3,138
Total impact of adjustments to FFO	$52,621	$4,831	$68,302	$6,916

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$225,343	$223,762	$885,190	$874,709

FFO as Adjusted per weighted average common share and unit, diluted	$0.63	$0.63	$2.48	$2.47

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(31,620)	(30,133)	(105,116)	(90,917)
AFFO attributable to common stockholders and unitholders, diluted	$193,723	$193,629	$780,074	$783,792

AFFO per weighted average common share and unit, diluted	$0.54	$0.54	$2.19	$2.21

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and twelve months ended December 31, 2024 and December 31, 2023. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.
(3)	See Attachment 1, footnote 3 and Attachment 10(B), footnote 9 for further details.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	December 31,	December 31,
In thousands, except share and per share amounts	2024	2023

ASSETS

Real estate owned:
Real estate held for investment	$15,994,794	$15,757,456
Less: accumulated depreciation	(6,836,920)	(6,242,686)
Real estate held for investment, net	9,157,874	9,514,770
Real estate under development
(net of accumulated depreciation of $0 and $184)	-	160,220
Real estate held for disposition
(net of accumulated depreciation of $64,106 and $24,960)	154,463	81,039
Total real estate owned, net of accumulated depreciation	9,312,337	9,756,029

Cash and cash equivalents	1,326	2,922
Restricted cash	34,101	31,944
Notes receivable, net	247,849	228,825
Investment in and advances to unconsolidated joint ventures, net	917,483	952,934
Operating lease right-of-use assets	186,997	190,619
Other assets	197,493	209,969
Total assets	$10,897,586	$11,373,242

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,139,331	$1,277,713
Unsecured debt	4,687,634	4,520,996
Operating lease liabilities	182,275	185,836
Real estate taxes payable	46,403	47,107
Accrued interest payable	52,631	47,710
Security deposits and prepaid rent	61,592	50,528
Distributions payable	151,720	149,600
Accounts payable, accrued expenses, and other liabilities	115,105	141,311
Total liabilities	6,436,691	6,420,801

Redeemable noncontrolling interests in the OP and DownREIT Partnership	1,017,355	961,087

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at December 31, 2024 and December 31, 2023:
2,600,678 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,686,308 shares at December 31, 2023)	43,192	44,614
10,424,485 shares of Series F outstanding (11,867,730 shares at December 31, 2023)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at December 31, 2024 and December 31, 2023:
330,858,719 shares issued and outstanding (329,014,512 shares at December 31, 2023)	3,309	3,290
Additional paid-in capital	7,572,480	7,493,217
Distributions in excess of net income	(4,179,415)	(3,554,892)
Accumulated other comprehensive income/(loss), net	3,638	4,914
Total stockholders' equity	3,443,205	3,991,144
Noncontrolling interests	335	210
Total equity	3,443,540	3,991,354
Total liabilities and equity	$10,897,586	$11,373,242

(1)	See Attachment 14 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	December 31,	December 31,
Common Stock and Equivalents	2024	2023

Common shares	330,858,719	329,014,512
Restricted unit and common stock equivalents	1,043,568	81,382
Operating and DownREIT Partnership units	22,689,109	24,428,223
Series E cumulative convertible preferred shares (2)	2,815,608	2,908,323
Total common shares, OP/DownREIT units, and common stock equivalents	357,407,004	356,432,440

Weighted Average Number of Shares Outstanding	4Q 2024	4Q 2023

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,237,456	353,075,692
Weighted average number of OP/DownREIT units outstanding	(23,382,861)	(24,517,972)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	329,854,595	328,557,720

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	357,442,099	356,251,542
Weighted average number of OP/DownREIT units outstanding	(23,382,861)	(24,517,972)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,908,323)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	331,243,630	328,825,247

	Year-to-Date 2024	Year-to-Date 2023

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,283,236	351,175,000
Weighted average number of OP/DownREIT units outstanding	(23,992,543)	(22,409,581)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	329,290,693	328,765,419

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	356,956,515	354,422,379
Weighted average number of OP/DownREIT units outstanding	(23,992,543)	(22,409,581)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,847,526)	(2,908,323)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	330,116,446	329,104,475

(1)	See Attachment 14 for definitions and other terms.
(2)	At December 31, 2024 and December 31, 2023 there were 2,600,678 and 2,686,308 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,815,608 and 2,908,323 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

December 31, 2024

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,115,798		19.1%	3.49%	4.0
	Floating		27,000		0.5%	3.49%	7.2
	Combined		1,142,798		19.6%	3.49%	4.1

Unsecured	Fixed		4,225,000	(3)	72.3%	3.08%	5.9
	Floating		474,260		8.1%	5.00%	0.8
	Combined		4,699,260		80.4%	3.28%	5.4

Total Debt	Fixed		5,340,798		91.4%	3.17%	5.5
	Floating		501,260		8.6%	4.92%	1.2
	Combined		5,842,058		100.0%	3.32%	5.2
	Total Non-Cash Adjustments (4)		(15,093)
	Total per Balance Sheet		$5,826,965			3.38%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2025	$178,323	$-	$289,900		$468,223	8.0%	4.31%
2026	56,672	300,000	9,360		366,032	6.3%	3.07%
2027	6,939	650,000	-		656,939	11.2%	3.72%
2028	166,526	300,000	-		466,526	8.0%	3.72%
2029	315,811	300,000	-		615,811	10.5%	3.93%
2030	230,597	600,000	-		830,597	14.3%	3.34%
2031	160,930	600,000	-		760,930	13.0%	2.92%
2032	27,000	400,000	-		427,000	7.3%	2.19%
2033	-	650,000	-		650,000	11.1%	1.99%
2034	-	600,000	-		600,000	10.3%	4.04%
Thereafter	-	-	-		-	-	-
	1,142,798	4,400,000	299,260		5,842,058	100.0%	3.32%
Total Non-Cash Adjustments (4)	(3,467)	(11,626)	-		(15,093)
Total per Balance Sheet	$1,139,331	$4,388,374	$299,260		$5,826,965		3.38%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2025 maturity reflects the $289.9 million of principal outstanding at an interest rate of 4.70%, the equivalent of SOFR plus a spread of 31.0 basis points, on the Company’s unsecured commercial paper program as of December 31, 2024. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.4 years with extensions and 5.3 years without extensions.
(3)	Includes amounts on our $350.0 million unsecured Term Loan that have been swapped to fixed. The amounts swapped to fixed are $175.0 million at a weighted average rate of 1.43% that expires July 2025. The amounts that have not been swapped to fixed carry an interest rate of adjusted SOFR plus 83.0 basis points. The $350.0 million Term Loan has a maturity date of January 2027 plus a one-year extension option.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at December 31, 2024. The facility has a maturity date of August 2028, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.
(7)	There was $9.4 million outstanding on our $75.0 million working capital credit facility at December 31, 2024. The facility has a maturity date of January 2026. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					December 31, 2024
Net income/(loss)					$(5,523)
Adjustments:
Interest expense, including debt extinguishment and other associated costs					49,625
Real estate depreciation and amortization					165,446
Other depreciation and amortization					6,381
Tax provision/(benefit), net					312
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					17,413
EBITDAre					$233,654

Casualty-related charges/(recoveries), net					6,430
Legal and other costs					6,320
Provision for loan loss					37,271
Severance costs					6,006
Realized and unrealized (gain)/loss on real estate technology investments					604
(Income)/loss from unconsolidated entities					(8,984)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(17,413)
Management fee expense on unconsolidated joint ventures					(1,154)
Consolidated EBITDAre - adjusted for non-recurring items					$262,734

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,050,936

Interest expense, including debt extinguishment and other associated costs					49,625
Capitalized interest expense					2,027
Total interest					$51,652

Preferred dividends					$1,197

Total debt					$5,826,965
Cash					(1,326)
Net debt					$5,825,639

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.1x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.5x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.3% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	9.8%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	376.5%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.8% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.4%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	316.0%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	4Q 2024 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,756	$253,639	87.2%	$14,178,541	87.4%
Encumbered assets	8,940	37,365	12.8%	2,034,822	12.6%
	55,696	$291,004	100.0%	$16,213,363	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenues
Same-Store Communities	54,215	$400,944	$398,549	$394,952	$392,537	$391,112
Stabilized, Non-Mature Communities	693	5,538	5,692	5,564	5,561	4,117
Development Communities	415	2,606	1,858	820	163	53
Non-Residential / Other	-	7,164	7,776	7,866	8,270	8,110
Total	55,323	$416,252	$413,875	$409,202	$406,531	$403,392

Expenses
Same-Store Communities		$123,465	$125,867	$122,714	$124,911	$119,355
Stabilized, Non-Mature Communities		2,412	2,004	2,330	2,377	1,871
Development Communities		1,116	1,083	855	505	302
Non-Residential / Other		1,435	3,522	2,322	3,004	3,421
Total (2)		$128,428	$132,476	$128,221	$130,797	$124,949

Net Operating Income
Same-Store Communities		$277,479	$272,682	$272,238	$267,626	$271,757
Stabilized, Non-Mature Communities		3,126	3,688	3,234	3,184	2,246
Development Communities		1,490	775	(35)	(342)	(249)
Non-Residential / Other		5,729	4,254	5,544	5,266	4,689
Total		$287,824	$281,399	$280,981	$275,734	$278,443

Operating Margin
Same-Store Communities		69.2%	68.4%	68.9%	68.2%	69.5%

Weighted Average Physical Occupancy
Same-Store Communities		96.8%	96.3%	96.8%	97.0%	96.8%
Stabilized, Non-Mature Communities		94.9%	94.9%	95.0%	87.1%	90.3%
Development Communities		67.1%	48.9%	26.9%	21.2%	10.9%
Other (3)		97.6%	98.2%	98.4%	98.4%	98.2%
Total		96.6%	95.9%	96.4%	96.8%	96.7%

Sold and Held for Disposition Communities
Revenues	373	$4,188	$4,213	$4,126	$5,138	$7,502
Expenses (2)		1,008	1,190	1,106	1,476	2,055
Net Operating Income/(Loss)		$3,180	$3,023	$3,020	$3,662	$5,447

Total	55,696	$291,004	$284,422	$284,001	$279,396	$283,890

(1)	See Attachment 14 for definitions and other terms.
(2)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 4Q 2024
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2024	4Q 2023	% Change

Personnel	14.2%	$17,571	$16,930	3.8%
Utilities	13.9%	17,156	16,630	3.2%
Repair and maintenance	19.1%	23,639	22,403	5.5%
Administrative and marketing	7.7%	9,490	8,412	12.8%
Controllable expenses	54.9%	67,856	64,375	5.4%

Real estate taxes	40.1%	$49,445	$49,091	0.7%
Insurance	5.0%	6,164	5,889	4.7%
Same-Store operating expenses	100.0%	$123,465	$119,355	3.4%

Same-Store Homes	54,215

	% of 4Q 2024
	SS Operating
Sequential Comparison	Expenses	4Q 2024	3Q 2024	% Change

Personnel	14.2%	$17,571	$17,832	-1.4%
Utilities	13.9%	17,156	17,876	-4.0%
Repair and maintenance	19.1%	23,639	26,681	-11.4%
Administrative and marketing	7.7%	9,490	9,324	1.8%
Controllable expenses	54.9%	67,856	71,713	-5.4%

Real estate taxes	40.1%	$49,445	$48,099	2.8%
Insurance	5.0%	6,164	6,055	1.8%
Same-Store operating expenses	100.0%	$123,465	$125,867	-1.9%

Same-Store Homes	54,215

	% of YTD 2024
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2024	YTD 2023	% Change

Personnel (2)	14.3%	$67,595	$60,918	11.0%
Utilities	14.2%	67,112	65,133	3.0%
Repair and maintenance	19.9%	93,779	89,210	5.1%
Administrative and marketing	7.2%	33,922	30,123	12.6%
Controllable expenses	55.6%	262,408	245,384	6.9%

Real estate taxes	39.5%	$186,848	$183,546	1.8%
Insurance	4.9%	23,130	24,013	-3.7%
Same-Store operating expenses	100.0%	$472,386	$452,943	4.3%

Same-Store Homes	51,428

(1)	See Attachment 14 for definitions and other terms.
(2)	Personnel for YTD 2023 includes a refundable payroll tax credit from 1Q 2023 of $3.7 million related to the Employee Retention Credit program.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

December 31, 2024

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,113
San Francisco, CA	2,917	393	3,310	602	3,912	3,587
Seattle, WA	2,702	-	2,702	284	2,986	2,879
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,442
Los Angeles, CA	1,225	-	1,225	340	1,565	3,463
	12,716	393	13,109	1,927	15,036

Mid-Atlantic Region
Metropolitan DC	8,819	300	9,119	360	9,479	2,439
Baltimore, MD	2,219	-	2,219	-	2,219	1,985
Richmond, VA	1,359	-	1,359	-	1,359	1,907
	12,397	300	12,697	360	13,057

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,251
New York, NY	1,945	-	1,945	707	2,652	5,110
	6,612	-	6,612	1,583	8,195

Southeast Region
Tampa, FL	3,877	330	4,207	-	4,207	2,180
Orlando, FL	3,493	-	3,493	-	3,493	1,917
Nashville, TN	2,261	-	2,261	-	2,261	1,749
	9,631	330	9,961	-	9,961

Southwest Region
Dallas, TX	7,364	85	7,449	-	7,449	1,804
Austin, TX	1,880	-	1,880	-	1,880	1,832
	9,244	85	9,329	-	9,329

Other Markets (5)	3,615	-	3,615	554	4,169	2,642

Totals	54,215	1,108	55,323	4,424	59,747	$2,596

Communities (6)	162	5	167	18	185

		Homes	Communities
Total completed homes		59,747	185
Held for Disposition		373	2
Under Development (7)		-	-

Total Quarter-end homes and communities		60,120	187

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (476 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

December 31, 2024

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

5421 at Dublin Station	Stabilized, Non-Mature	220	San Francisco, CA	1Q25

The MO	Stabilized, Non-Mature	300	Metropolitan DC	2Q25

Residences at Lake Merritt	Stabilized, Non-Mature	173	San Francisco, CA	2Q25

Villas at Fiori	Development	85	Dallas, TX	2Q26

101 N. Meridian	Development	330	Tampa, FL	3Q26

Total		1,108

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	10.9%	10.9%	Tampa, FL	5.8%	5.7%
San Francisco, CA	7.6%	8.4%	Orlando, FL	4.8%	4.4%
Seattle, WA	6.0%	6.2%	Nashville, TN	3.0%	2.8%
Monterey Peninsula, CA	3.1%	2.8%		13.6%	12.9%
Los Angeles, CA	2.9%	3.1%	Southwest Region
	30.5%	31.4%	Dallas, TX	8.8%	8.3%
Mid-Atlantic Region			Austin, TX	2.0%	1.8%
Metropolitan DC	15.7%	15.4%		10.8%	10.1%
Baltimore, MD	3.1%	2.9%
Richmond, VA	2.1%	1.9%	Other Markets (3)	6.9%	7.2%
	20.9%	20.2%
Northeast Region
Boston, MA	11.6%	11.7%
New York, NY	5.7%	6.5%
	17.3%	18.2%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2024

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2024 NOI	4Q 24	4Q 23	Change	4Q 24	4Q 23	Change

West Region
Orange County, CA	4,305	10.9%	96.9%	96.9%	0.0%	$3,114	$3,041	2.4%
San Francisco, CA	2,917	7.6%	96.9%	96.2%	0.7%	3,565	3,482	2.4%
Seattle, WA	2,702	6.0%	97.4%	97.6%	-0.2%	2,886	2,822	2.3%
Monterey Peninsula, CA	1,567	3.1%	96.9%	95.0%	1.9%	2,442	2,360	3.5%
Los Angeles, CA	1,225	2.9%	95.3%	95.9%	-0.6%	3,300	3,104	6.3%
	12,716	30.5%	96.9%	96.6%	0.3%	3,104	3,021	2.7%

Mid-Atlantic Region
Metropolitan DC	8,819	15.7%	97.1%	97.3%	-0.2%	2,438	2,326	4.8%
Baltimore, MD	2,219	3.1%	96.8%	96.4%	0.4%	1,985	1,905	4.2%
Richmond, VA	1,359	2.1%	97.5%	97.3%	0.2%	1,907	1,846	3.3%
	12,397	20.9%	97.1%	97.2%	-0.1%	2,299	2,196	4.7%

Northeast Region
Boston, MA	4,667	11.6%	96.3%	96.9%	-0.6%	3,291	3,163	4.0%
New York, NY	1,945	5.7%	97.6%	97.4%	0.2%	5,043	4,905	2.8%
	6,612	17.3%	96.7%	97.1%	-0.4%	3,811	3,674	3.7%

Southeast Region
Tampa, FL	3,877	5.8%	97.0%	97.3%	-0.3%	2,140	2,117	1.1%
Orlando, FL	3,493	4.8%	96.6%	96.5%	0.1%	1,917	1,911	0.3%
Nashville, TN	2,261	3.0%	97.0%	96.8%	0.2%	1,749	1,756	-0.4%
	9,631	13.6%	96.9%	96.9%	0.0%	1,967	1,958	0.5%

Southwest Region
Dallas, TX	7,364	8.8%	96.7%	96.8%	-0.1%	1,785	1,779	0.3%
Austin, TX	1,880	2.0%	96.6%	95.9%	0.7%	1,832	1,857	-1.3%
	9,244	10.8%	96.7%	96.6%	0.1%	1,795	1,795	0.0%

Other Markets	3,615	6.9%	96.5%	96.7%	-0.2%	2,582	2,558	0.9%

Total/Weighted Avg.	54,215	100.0%	96.8%	96.8%	0.0%	$2,546	$2,483	2.5%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2024

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 24	4Q 23	Change	4Q 24	4Q 23	Change	4Q 24	4Q 23	Change

West Region
Orange County, CA	4,305	$38,974	$38,062	2.4%	$8,784	$8,332	5.4%	$30,190	$29,730	1.5%
San Francisco, CA	2,917	30,226	29,314	3.1%	9,148	8,676	5.4%	21,078	20,638	2.1%
Seattle, WA	2,702	22,785	22,324	2.1%	6,167	5,723	7.8%	16,618	16,601	0.1%
Monterey Peninsula, CA	1,567	11,122	10,541	5.5%	2,566	2,418	6.1%	8,556	8,123	5.3%
Los Angeles, CA	1,225	11,559	10,940	5.7%	3,374	3,219	4.8%	8,185	7,721	6.0%
	12,716	114,666	111,181	3.1%	30,039	28,368	5.9%	84,627	82,813	2.2%

Mid-Atlantic Region
Metropolitan DC	8,819	62,635	59,864	4.6%	19,068	18,554	2.8%	43,567	41,310	5.5%
Baltimore, MD	2,219	12,791	12,234	4.6%	4,094	3,771	8.6%	8,697	8,463	2.8%
Richmond, VA	1,359	7,582	7,322	3.6%	1,715	1,804	-4.9%	5,867	5,518	6.3%
	12,397	83,008	79,420	4.5%	24,877	24,129	3.1%	58,131	55,291	5.1%

Northeast Region
Boston, MA	4,667	44,374	42,918	3.4%	12,138	11,926	1.8%	32,236	30,992	4.0%
New York, NY	1,945	28,717	27,878	3.0%	12,967	12,228	6.0%	15,750	15,650	0.6%
	6,612	73,091	70,796	3.2%	25,105	24,154	3.9%	47,986	46,642	2.9%

Southeast Region
Tampa, FL	3,877	24,140	23,962	0.7%	8,161	7,869	3.7%	15,979	16,093	-0.7%
Orlando, FL	3,493	19,401	19,320	0.4%	6,158	5,987	2.9%	13,243	13,333	-0.7%
Nashville, TN	2,261	11,508	11,522	-0.1%	3,066	2,880	6.4%	8,442	8,642	-2.3%
	9,631	55,049	54,804	0.5%	17,385	16,736	3.9%	37,664	38,068	-1.1%

Southwest Region
Dallas, TX	7,364	38,129	38,035	0.2%	13,744	13,925	-1.3%	24,385	24,110	1.1%
Austin, TX	1,880	9,979	10,051	-0.7%	4,549	4,197	8.4%	5,430	5,854	-7.3%
	9,244	48,108	48,086	0.0%	18,293	18,122	0.9%	29,815	29,964	-0.5%

Other Markets	3,615	27,022	26,825	0.7%	7,766	7,846	-1.0%	19,256	18,979	1.5%

Total	54,215	$400,944	$391,112	2.5%	$123,465	$119,355	3.4%	$277,479	$271,757	2.1%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2024

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 24	3Q 24	Change	4Q 24	3Q 24	Change

West Region
Orange County, CA	4,305	96.9%	96.4%	0.5%	$3,114	$3,122	-0.3%
San Francisco, CA	2,917	96.9%	96.5%	0.4%	3,565	3,547	0.5%
Seattle, WA	2,702	97.4%	96.3%	1.1%	2,886	2,920	-1.2%
Monterey Peninsula, CA	1,567	96.9%	95.9%	1.0%	2,442	2,434	0.3%
Los Angeles, CA	1,225	95.3%	95.9%	-0.6%	3,300	3,259	1.3%
	12,716	96.9%	96.3%	0.6%	3,104	3,105	0.0%

Mid-Atlantic Region
Metropolitan DC	8,819	97.1%	96.7%	0.4%	2,438	2,420	0.7%
Baltimore, MD	2,219	96.8%	95.2%	1.6%	1,985	1,971	0.7%
Richmond, VA	1,359	97.5%	96.7%	0.8%	1,907	1,884	1.2%
	12,397	97.1%	96.4%	0.7%	2,299	2,282	0.8%

Northeast Region
Boston, MA	4,667	96.3%	96.2%	0.1%	3,291	3,263	0.9%
New York, NY	1,945	97.6%	97.0%	0.6%	5,043	5,098	-1.1%
	6,612	96.7%	96.4%	0.3%	3,811	3,806	0.1%

Southeast Region
Tampa, FL	3,877	97.0%	95.8%	1.2%	2,140	2,153	-0.6%
Orlando, FL	3,493	96.6%	95.9%	0.7%	1,917	1,914	0.2%
Nashville, TN	2,261	97.0%	96.0%	1.0%	1,749	1,758	-0.5%
	9,631	96.9%	95.9%	1.0%	1,967	1,973	-0.3%

Southwest Region
Dallas, TX	7,364	96.7%	96.3%	0.4%	1,785	1,782	0.2%
Austin, TX	1,880	96.6%	96.8%	-0.2%	1,832	1,863	-1.7%
	9,244	96.7%	96.4%	0.3%	1,795	1,799	-0.2%

Other Markets	3,615	96.5%	96.6%	-0.1%	2,582	2,585	-0.1%

Total/Weighted Avg.	54,215	96.8%	96.3%	0.5%	$2,546	$2,544	0.1%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2024

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 24	3Q 24	Change	4Q 24	3Q 24	Change	4Q 24	3Q 24	Change

West Region
Orange County, CA	4,305	$38,974	$38,865	0.3%	$8,784	$8,165	7.6%	$30,190	$30,700	-1.7%
San Francisco, CA	2,917	30,226	29,957	0.9%	9,148	9,456	-3.3%	21,078	20,501	2.8%
Seattle, WA	2,702	22,785	22,791	0.0%	6,167	6,484	-4.9%	16,618	16,307	1.9%
Monterey Peninsula, CA	1,567	11,122	10,972	1.4%	2,566	2,499	2.7%	8,556	8,473	1.0%
Los Angeles, CA	1,225	11,559	11,485	0.6%	3,374	3,274	3.1%	8,185	8,211	-0.3%
	12,716	114,666	114,070	0.5%	30,039	29,878	0.5%	84,627	84,192	0.5%

Mid-Atlantic Region
Metropolitan DC	8,819	62,635	61,906	1.2%	19,068	19,988	-4.6%	43,567	41,918	3.9%
Baltimore, MD	2,219	12,791	12,511	2.2%	4,094	4,223	-3.0%	8,697	8,288	4.9%
Richmond, VA	1,359	7,582	7,427	2.1%	1,715	1,810	-5.2%	5,867	5,617	4.5%
	12,397	83,008	81,844	1.4%	24,877	26,021	-4.4%	58,131	55,823	4.1%

Northeast Region
Boston, MA	4,667	44,374	43,950	1.0%	12,138	12,944	-6.2%	32,236	31,006	4.0%
New York, NY	1,945	28,717	28,857	-0.5%	12,967	13,277	-2.3%	15,750	15,580	1.1%
	6,612	73,091	72,807	0.4%	25,105	26,221	-4.3%	47,986	46,586	3.0%

Southeast Region
Tampa, FL	3,877	24,140	23,985	0.6%	8,161	8,556	-4.6%	15,979	15,429	3.6%
Orlando, FL	3,493	19,401	19,239	0.8%	6,158	5,622	9.5%	13,243	13,617	-2.7%
Nashville, TN	2,261	11,508	11,449	0.5%	3,066	3,236	-5.3%	8,442	8,213	2.8%
	9,631	55,049	54,673	0.7%	17,385	17,414	-0.2%	37,664	37,259	1.1%

Southwest Region
Dallas, TX	7,364	38,129	37,903	0.6%	13,744	13,939	-1.4%	24,385	23,964	1.8%
Austin, TX	1,880	9,979	10,169	-1.9%	4,549	4,077	11.6%	5,430	6,092	-10.9%
	9,244	48,108	48,072	0.1%	18,293	18,016	1.5%	29,815	30,056	-0.8%

Other Markets	3,615	27,022	27,083	-0.2%	7,766	8,317	-6.6%	19,256	18,766	2.6%

Total	54,215	$400,944	$398,549	0.6%	$123,465	$125,867	-1.9%	$277,479	$272,682	1.8%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2024

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2024 NOI	YTD 24	YTD 23	Change	YTD 24	YTD 23	Change

West Region
Orange County, CA	4,305	11.5%	96.7%	96.4%	0.3%	$3,094	$3,016	2.6%
San Francisco, CA	2,781	7.7%	97.0%	96.5%	0.5%	3,555	3,500	1.6%
Seattle, WA	2,702	6.2%	97.1%	97.2%	-0.1%	2,870	2,816	1.9%
Monterey Peninsula, CA	1,567	3.2%	96.1%	95.6%	0.5%	2,408	2,290	5.2%
Los Angeles, CA	1,225	3.1%	96.1%	96.2%	-0.1%	3,227	3,143	2.7%
	12,580	31.7%	96.7%	96.5%	0.2%	3,076	3,002	2.4%

Mid-Atlantic Region
Metropolitan DC	8,819	15.9%	97.2%	97.2%	0.0%	2,389	2,297	4.0%
Baltimore, MD	2,219	3.2%	96.2%	95.7%	0.5%	1,952	1,907	2.4%
Richmond, VA	1,359	2.1%	96.9%	96.9%	0.0%	1,878	1,828	2.7%
	12,397	21.2%	97.0%	96.9%	0.1%	2,255	2,177	3.6%

Northeast Region
Boston, MA	4,667	11.8%	96.6%	96.7%	-0.1%	3,228	3,108	3.9%
New York, NY	1,945	5.9%	97.6%	97.6%	0.0%	4,983	4,839	3.0%
	6,612	17.7%	96.9%	96.9%	0.0%	3,748	3,621	3.5%

Southeast Region
Tampa, FL	3,877	6.0%	96.6%	96.7%	-0.1%	2,143	2,118	1.2%
Orlando, FL	3,493	5.1%	96.6%	96.2%	0.4%	1,918	1,915	0.2%
Nashville, TN	2,261	3.1%	96.6%	96.2%	0.4%	1,753	1,762	-0.5%
	9,631	14.2%	96.6%	96.4%	0.2%	1,970	1,961	0.4%

Southwest Region
Dallas, TX	5,813	7.2%	96.5%	96.7%	-0.2%	1,775	1,783	-0.4%
Austin, TX	1,272	1.6%	96.8%	96.3%	0.5%	1,911	1,936	-1.3%
	7,085	8.8%	96.5%	96.7%	-0.2%	1,799	1,810	-0.6%

Other Markets	3,123	6.4%	96.8%	96.8%	0.0%	2,609	2,578	1.2%

Total/Weighted Avg.	51,428	100.0%	96.8%	96.7%	0.1%	$2,554	$2,498	2.2%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2024

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 24	YTD 23	Change	YTD 24	YTD 23	Change	YTD 24	YTD 23	Change

West Region
Orange County, CA	4,305	$154,628	$150,228	2.9%	$33,619	$33,289	1.0%	$121,009	$116,939	3.5%
San Francisco, CA	2,781	115,054	112,666	2.1%	34,213	32,601	4.9%	80,841	80,065	1.0%
Seattle, WA	2,702	90,376	88,752	1.8%	25,083	23,101	8.6%	65,293	65,651	-0.5%
Monterey Peninsula, CA	1,567	43,516	41,160	5.7%	9,986	9,349	6.8%	33,530	31,811	5.4%
Los Angeles, CA	1,225	45,574	44,435	2.6%	12,907	12,187	5.9%	32,667	32,248	1.3%
	12,580	449,148	437,241	2.7%	115,808	110,527	4.8%	333,340	326,714	2.0%

Mid-Atlantic Region
Metropolitan DC	8,819	245,679	236,162	4.0%	77,587	74,003	4.8%	168,092	162,159	3.7%
Baltimore, MD	2,219	50,019	48,563	3.0%	16,618	15,820	5.0%	33,401	32,743	2.0%
Richmond, VA	1,359	29,693	28,888	2.8%	7,304	7,355	-0.7%	22,389	21,533	4.0%
	12,397	325,391	313,613	3.8%	101,509	97,178	4.5%	223,882	216,435	3.4%

Northeast Region
Boston, MA	4,667	174,616	168,257	3.8%	50,447	47,467	6.3%	124,169	120,790	2.8%
New York, NY	1,945	113,444	110,216	2.9%	51,646	49,001	5.4%	61,798	61,215	1.0%
	6,612	288,060	278,473	3.4%	102,093	96,468	5.8%	185,967	182,005	2.2%

Southeast Region
Tampa, FL	3,877	96,260	95,322	1.0%	32,920	32,204	2.2%	63,340	63,118	0.4%
Orlando, FL	3,493	77,640	77,215	0.6%	24,189	23,910	1.2%	53,451	53,305	0.3%
Nashville, TN	2,261	45,924	45,961	-0.1%	12,797	12,266	4.3%	33,127	33,695	-1.7%
	9,631	219,824	218,498	0.6%	69,906	68,380	2.2%	149,918	150,118	-0.1%

Southwest Region
Dallas, TX	5,813	119,464	120,279	-0.7%	43,942	43,313	1.5%	75,522	76,966	-1.9%
Austin, TX	1,272	28,242	28,469	-0.8%	11,457	10,713	6.9%	16,785	17,756	-5.5%
	7,085	147,706	148,748	-0.7%	55,399	54,026	2.5%	92,307	94,722	-2.5%

Other Markets	3,123	94,645	93,497	1.2%	27,671	26,364	5.0%	66,974	67,133	-0.2%

Total	51,428	$1,524,774	$1,490,070	2.3%	$472,386	$452,943	4.3%	$1,052,388	$1,037,127	1.5%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(G)

Same-Store Operating Information By Major Market

December 31, 2024

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	4Q 2024	4Q 2024	4Q 2024	4Q 2024	4Q 2023	YTD 2024	YTD 2023

West Region	0.8%	-2.6%	3.7%	33.1%	36.8%	41.1%	43.4%

Mid-Atlantic Region	0.8%	-5.2%	6.3%	28.1%	29.7%	40.8%	42.9%

Northeast Region	0.7%	-5.0%	5.4%	26.2%	29.6%	39.2%	42.7%

Southeast Region	-3.3%	-8.6%	2.7%	39.0%	40.2%	48.7%	51.7%

Southwest Region	-4.0%	-10.6%	2.8%	37.8%	40.6%	47.5%	49.9%

Other Markets	-0.6%	-5.9%	4.9%	37.0%	40.9%	35.6%	38.3%

Total/Weighted Avg.	-0.5%	-5.7%	4.3%	33.1%	35.7%	42.8%	45.5%

Allocation of Total Homes Repriced during the Quarter		48.0%	52.0%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

December 31, 2024

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

N/A	N/A	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	N/A

Total Under Construction		-	-	$-	$-	$-

Completed Projects, Non-Stabilized

Villas at Fiori	Addison, TX	85	85	$52,467	$53,500	$629	1Q22	4Q23	1Q24	95.3%	91.8%
101 N. Meridian	Tampa, FL	330	330	132,081	134,000	406	1Q22	1Q24	2Q24	77.0%	72.7%

Total Completed, Non-Stabilized		415	415	$184,548	$187,500	$452

Total - Wholly Owned		415	415	$184,548	$187,500	$452

NOI From Wholly-Owned Projects		4Q 24

Projects Under Construction		$-
Completed, Non-Stabilized		1,490
Total		$1,490

Land Summary	Location	UDR Ownership Interest		Real Estate Cost Basis

Total Land (8 parcels)	Various	100%		$253,949

(1)	See Attachment 14 for definitions and other terms.

Attachment 10(A)

Unconsolidated Summary

December 31, 2024

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Interest	Comm.	Homes	4Q 24	4Q 24	4Q 24	YTD 24	YTD 24 (2)

UDR / MetLife	50%	13	2,834	96.5%	$4,245	$10,525	$41,483	$82,554
UDR / LaSalle	51%	5	1,590	96.5%	2,707	4,604	17,783	34,869

Total		18	4,424	96.5%	$3,687	$15,129	$59,266	$117,423

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,740,587	$845,963	$211,608	3.95%	2027-2031
UDR / LaSalle	619,164	45,247	267,562	5.87%	2028

Total	$2,359,751	$891,210	$479,170	4.05%

		4Q 24 vs. 4Q 23 Growth			4Q 24 vs. 3Q 24 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI	Revenue	Expense	NOI

Combined JV Portfolio	17	1.9%	8.4%	-1.6%	0.3%	-3.6%	2.8%

		YTD 24 vs. YTD 23 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI

Combined JV Portfolio	17	1.3%	11.0%	-3.9%

					Income/(Loss)
		UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)		Commitment	Funded	Balance	4Q 24 (7)

Total Real Estate Technology and Sustainability Investments		$111,000	$61,112	$61,553	$3,420

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended December 31, 2024.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR’s investments in eight real estate technology and climate technology funds.
(6)	Investment commitment represents maximum equity contractually required to be funded, and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amounts funded plus undistributed realized/unrealized gain/(loss), less $30.9 million of cash and stock distributed prior to the period end.
(7)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 10(B)

Debt and Preferred Equity Program

December 31, 2024

(Dollars in Thousands)

(Unaudited) (1)

Debt and Preferred Equity Program (2)(3)

					Contractual
		# of	UDR Investment		Return	Years to	Upside
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity (4)	Participation

Preferred Equity

Non-Stabilized Developments

Makers Rise (5)	Herndon, VA	356	$30,208	$30,862	9.0%	1.0	Variable
121 at Watters	Allen, TX	469	19,843	26,937	9.0%	1.2	Variable
Upton Place (6)	Washington, DC	689	30,452	30,452	9.7%	1.9	-
Infield Phase I	Kissimmee, FL	384	16,044	23,534	14.0%	2.1	-

Total		1,898	$96,547	$111,785	10.1%	1.5

Stabilized Developments and Recapitalizations

Thousand Oaks	Thousand Oaks, CA	142	20,059	29,019	9.0%	0.1	Variable
Junction	Santa Monica, CA	66	45,058	41,162	9.2%	2.1	-
Meetinghouse	Portland, OR	232	14,340	16,918	9.0%	2.1	-
Heirloom	Portland, OR	286	20,642	23,781	9.0%	2.5	-
Vernon Boulevard	Queens, NY	534	40,000	52,104	11.0%	2.9	-
Portfolio Recapitalization (7)	Various	2,460	102,000	102,691	8.0%	4.5	-
Portfolio Recapitalization (8)	Portland, OR	818	35,000	35,124	10.75%	4.4	-

Total		4,538	$277,099	$300,799	9.2%	3.3

Total - Preferred Equity		6,436	$373,646	$412,584	9.4%	2.8

Loans - Non-Stabilized Developments

1300 Fairmount (9)	Philadelphia, PA	478	71,393	68,643	11.0%	0.8	-
Menifee	Menifee, CA	237	24,447	28,968	11.0%	2.0	-
Riverside	Riverside, CA	482	59,676	71,575	11.0%	2.0	-

Total - Loans		1,197	$155,516	$169,186	11.0%	1.4

Total - Debt and Preferred Equity Program		7,633	$529,162	$581,770	9.9%	2.4

		4Q 24

Income/(loss) from investments (9)		$(25,779)

(1)	See Attachment 14 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amounts funded plus accrued and unpaid return prior to the period end as well as any non-cash impairment losses or loan reserves.
(4)	As of December 31, 2024 our preferred equity investment and loan portfolio had a weighted average term to maturity of 2.4 years, excluding extension options. In many cases, the maturity dates of our investments can be extended by up to three years, typically through multiple one year extensions, subject to certain conditions being satisfied. In addition, the maturity dates of our investments may differ from the maturity dates of the senior loans held by the ventures.
(5)	In December 2024, the balance was paid down $9.9 million from the proceeds of the refinance of the joint venture’s senior loan.
(6)	In December 2024, the balance was paid down $38.5 million from the proceeds of the refinance of the joint venture’s senior loan.
(7)	A joint venture with 14 stabilized communities located in various markets.
(8)	A joint venture with 4 stabilized communities located in Portland, OR.
(9)	During the three months ended December 31, 2024, UDR recorded a $37.3 million non-cash loan reserve related to its joint venture loan investment in 1300 Fairmount due to UDR’s assessment of the borrower’s ability to make future scheduled payments on the joint venture’s senior loan and a decrease in the value of the operating community. In addition, the loan investment was placed on non-accrual status.

Attachment 11

Acquisitions, Dispositions, and Debt and Preferred Equity Program Summary

December 31, 2024

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
Date of			Ownership	Ownership	UDR Investment	Return	# of
Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Debt and Preferred Equity Program

Jul-24	Portfolio Recapitalization	Portland, OR	N/A	N/A	$35,000	10.75%	818

					$35,000	10.75%	818

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Feb-24	Crescent Falls Church (3)	Arlington, VA	100%	0%	$100,000	$-	214	$467

					$100,000	$-	214	$467

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	UDR recorded a gain on sale of approximately $16.9 million during the twelve months ended December 31, 2024, which is included in gain/(loss) on sale of real estate owned.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

December 31, 2024

(In thousands, except Cost per Home)

(Unaudited) (1)

	Three Months		Twelve Months
	Ended	Cost	Ended	Cost
Capital Expenditures for Consolidated Homes (2)	December 31, 2024	per Home	December 31, 2024	per Home

Average number of homes (3)	55,283		55,301

Total Recurring Cap Ex	$28,643	$518	$98,686	$1,785

NOI Enhancing Cap Ex	28,735	520	92,668	1,676

Total Recurring and NOI Enhancing Cap Ex	$57,378	$1,038	$191,354	$3,460

	Three Months		Twelve Months
	Ended	Cost	Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)	December 31, 2024	per Home	December 31, 2024	per Home

Average number of homes (3)	55,283		55,301

Total Repair and Maintenance	$24,280	$439	$101,223	$1,830

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

1Q 2025 and Full-Year 2025 Guidance

December 31, 2024

(Unaudited) (1)

Net Income, FFO and FFO as Adjusted per Share and Unit Guidance	1Q 2025	Full-Year 2025

Income/(loss) per weighted average common share, diluted	$0.24 to $0.26	$0.56 to $0.66
FFO per common share and unit, diluted	$0.60 to $0.62	$2.45 to $2.55
FFO as Adjusted per common share and unit, diluted	$0.60 to $0.62	$2.45 to $2.55
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	357.6	358.0
Annualized dividend per share and unit		$1.72

Same-Store Guidance (Straight-line basis)		Full-Year 2025

Revenue growth / (decline)		1.25% to 3.25%
Expense growth		2.75% to 4.25%
NOI growth / (decline)		0.50% to 3.00%

Investment Guidance ($ in millions)		Full-Year 2025

Dispositions - Consolidated and Joint Venture (at share)		$215 to $415
Acquisitions - Consolidated and Joint Venture (at share)		$0 to $200
Capital Expenditures - Recurring, NOI Enhancing, and Redevelopment		$220 to $260

Corporate Expense Guidance ($ in millions)		Full-Year 2025

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$185 to $195
General and administrative		$70 to $80

(1)	See Attachment 14 for definitions and other terms.

Attachment 14(A)

Definitions and Reconciliations

December 31, 2024

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Contractual Return Rate: The Company defines Contractual Return Rate as the rate of return or interest rate that the Company is entitled to receive on a preferred equity investment or loan, as specified in the applicable agreement.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

December 31, 2024

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2024	YTD 2024
Income/(loss) from unconsolidated entities	$8,984	$20,235
Management fee	1,154	3,728
Interest expense	4,614	18,296
Depreciation	12,284	52,060
General and administrative	49	530
Preferred Equity Program (excludes loans)	(8,154)	(33,824)
Other (income)/expense	208	117
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	(4,010)	(9,959)
Impairment loss from unconsolidated joint ventures	-	8,083
Total Joint Venture NOI at UDR's Ownership Interest	$15,129	$59,266

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Net income/(loss) attributable to UDR, Inc.	$(5,044)	$22,597	$28,883	$43,149	$32,986
Property management	13,665	13,588	13,433	13,379	13,354
Other operating expenses	9,613	6,382	7,593	6,828	8,320
Real estate depreciation and amortization	165,446	170,276	170,488	169,858	170,643
Interest expense	49,625	50,214	47,811	48,062	47,347
Casualty-related charges/(recoveries), net	6,430	1,473	998	6,278	(224)
General and administrative	25,469	20,890	20,136	17,810	20,838
Tax provision/(benefit), net	312	(156)	386	337	93
(Income)/loss from unconsolidated entities	(8,984)	1,880	(4,046)	(9,085)	20,219
Interest income and other (income)/expense, net	30,858	(6,159)	(6,498)	(5,865)	(9,371)
Joint venture management and other fees	(2,288)	(2,072)	(1,992)	(1,965)	(2,379)
Other depreciation and amortization	6,381	4,029	4,679	4,316	4,397
(Gain)/loss on sale of real estate owned	-	-	-	(16,867)	(25,308)
Net income/(loss) attributable to noncontrolling interests	(479)	1,480	2,130	3,161	2,975
Total consolidated NOI	$291,004	$284,422	$284,001	$279,396	$283,890

Attachment 14(C)

Definitions and Reconciliations

December 31, 2024

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

December 31, 2024

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2025 and first quarter of 2025 to forecasted FFO and FFO as Adjusted per share and unit:

	Full-Year 2025
	Low	High

Forecasted net income per diluted share	$0.56	$0.66
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.14)	(0.14)
Depreciation	2.01	2.01
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.45	$2.55
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$2.45	$2.55

	1Q 2025
	Low	High

Forecasted net income per diluted share	$0.24	$0.26
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.14)	(0.14)
Depreciation	0.50	0.50
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.60	$0.62
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.60	$0.62

Forward Looking Statements

December 31, 2024

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, elevated interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.